HARBOR FUND
SUPPLEMENT TO
STATEMENT OF ADDITIONAL INFORMATION


EFFECTIVE AUGUST 6, 2003

The Board of Trustees of Harbor Fund has approved each Fund to lend up to the maximum percentage permitted under the Securities and Exchange Commission rules.

The last two sentences of the section entitled Lending of Portfolio Securities on page 17 of the Statement of Additional
Information, dated March 1, 2003 are hereby amended as follows:

However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to loan securities, it is intended that the value of the securities loaned would not exceed 331/3% of the value of the total assets of the Fund.